FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           May 20, 2005

                                            Summit Bank Corporation

(Exact name of registrant as specified in its charter)

Georgia                                               0-21267                                   58-1722476

(State or other jurisdiction                                  (Commission                                         (IRS Employer

of incorporation)                                                  File Number)                                         Identification No.)

4360 Chamblee-Dunwoody Road, Atlanta, GA                                                        30341

(Address of principal executive offices)                                                               (Zip Code)

Registrant's telephone number, including area code:       (770) 454-0440

                        __________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

o         Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17  CFR 240.14d‑2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 20, 2005, the Company announced the appointment of its new Executive Vice President and Chief Financial Officer, Thomas J. Flournoy.  His employment will be effective as of May 31, 2005.  A copy of the related press release is furnished as Exhibit 99.1 hereto.*

Mr. Flournoy's annual base salary will be $125,000, with a signing bonus of $10,000 and reimbursement for reasonable relocation expenses, 50% of real estate commissions in connection with the sale of his residence, and up to 90 days of temporary housing.  He will be eligible for the Bank's executive bonus program on a prorated basis and eligible for the Bank's medical, dental and life insurance benefits.

___________________

*  The exhibit furnished herewith shall not be deemed "filed" for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended.

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SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 20, 2005                                        SUMMIT BANK CORPORATION

                                                                        By:       /s/ Pin Pin Chau

                                                                                    Pin Pin Chau

                                                                                    Chief Executive Officer

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EXHIBIT 99.1

SUMMIT BANK CORPORATION (NASDAQ: SBGA)               Contact: Pin Pin Chau

FOR IMMEDIATE RELEASE                                                        pchau@summitbk.com

                                                                                                                        770-454-0400

SUMMIT BANK CORPORATION APPOINTS THOMAS J. FLOURNOY, CPA CHIEF FINANCIAL OFFICER

May 20, 2005-(Atlanta, Georgia)-Summit Bank Corporation (SBGA), parent company of The Summit National Bank, announces that effective May 31, 2005, Thomas J. Flournoy, CPA, will become Executive Vice President and Chief Financial Officer of Summit Bank Corporation and The Summit National Bank.

Born in Marietta Georgia and raised in Indiana, Mr. Flournoy graduated from Ball State University, Muncie, IN with a Bachelor of Science degree in Accounting.  He has more than 26 years of banking experience and is currently Executive Vice President and Chief Financial Officer of MFB Corporation (MFBC).

"We are delighted that Tom Flournoy has decided to join our management team" said Pin Pin Chau, Chief Executive Office. "Tom's skill set and many years of financial and banking experience will be an asset to Summit, and we are looking forward to having him on board."

Summit Bank Corporation is the parent company of The Summit National Bank, a nationally chartered full-service community bank specializing in the small business and international trade finance markets.  It currently operates six branches in the metropolitan Atlanta area and two in the South Bay area of San Francisco, California.  Summit maintains a Representative Office in Shanghai, China.

This release contains forward-looking statements including statements relating to present or future trends or factors generally affecting the banking industry and specifically affecting Summit's operations, markets and products. Without limiting the foregoing, the words "believes," "anticipates," "intends," "expects," or similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those projected for many reasons, including, without limitation, changing events and trends that have influenced Summit's assumptions, but that are beyond Summit's control. These trends and events include (i) changes in the interest rate environment which may reduce margins, (ii) not achieving expected growth, (iii) less favorable than anticipated changes in the international, national and local business environments and securities markets, (iv) adverse changes in the regulatory requirements affecting Summit, (v) greater competitive pressures among financial institutions in Summit's markets and (vi) greater loan losses than historic levels.  Additional information and other factors that could affect future financial results are included in Summit's filings with the Securities and Exchange Commission.

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